PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free **1-800-735-3591** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

PLEASE CAST YOUR PROXY VOTE *TODAY!*

Stira Alcentra Global Credit Fund

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON __________ __, 2019

The undersigned shareholder hereby appoints Christopher Hilbert and Gustav Bahn, each with power of substitution, as proxy and attorney in fact for the undersigned and hereby authorizes each of them to represent and vote, as provided on the other side, all shares of the Stira Alcentra Global Credit Fund (the "Fund") common stock that the undersigned is entitled to vote as of the record date and, in their discretion, upon such other business as may properly come before the Special Meeting of Shareholders of the Fund to be held at ____, on ______ __, 2019 at ____ a.m. /p.m. (time zone), or at any adjournment or postponement thereof, with all powers that the undersigned would possess if personally present at the meeting.

The undersigned hereby revokes any proxy heretofore given with respect to such meeting. When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Fund is given written notice to the contrary and furnished with a copy of the instrument of order that so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

This proxy is solicited on behalf of the Fund's Board of Trustees, and each of the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholder.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-735-3591**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANCE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON _______ __, 2019. THE PROXY STATEMENT AND 2018 ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT:
www.proxyonline.com/docs/StiraAlcentraGlobalCreditFund2019.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Stira Alcentra Global Credit Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

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SIGNATURE (AND TITLE IF APPLICABLE) DATE

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SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the shareholder will be cast as directed by the shareholder. If this proxy is executed but no direction is given, the votes entitled to be cast by the shareholder will be cast "FOR" all Proposals. The votes entitled to be cast by the shareholder will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF TRUSTEES AND MANAGEMENT RECOMMEND YOU VOTE "FOR" ON ALL PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	PROPOSALS	FOR	AGAINST	ABSTAIN
1	A proposal to approve the merger (the "Merger") of Stira Alcentra Global Credit Fund ("Stira Alcentra") with and into Priority Income Fund, Inc., a Maryland corporation ("Priorirty"), with Priority being the surviving entity od the Merger, and the Agreement and Plan of Merger by and between Stira Alcentra and Priority (as such agreement may be amended from time to time), pursuant to which the Merger will be effected (such proposal, the "Merger Proposal"); and	O	O	O
2	A proposal to approve the adjournment of the Stira Alcentra Special Meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes at the time of the Stira Alcentra Secial Meeting to approve the foregoing proposal (such proposal, the "Adjournment Proposal")	O	O	O

`MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP. ☐

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]